UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6083

Name of Registrant: Vanguard Ohio Tax-Free Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – November 30, 2011

Item 1: Reports to Shareholders

Annual Report | November 30, 2011

Vanguard Ohio Tax-Exempt Funds

Vanguard Ohio Tax-Exempt Money Market Fund

Vanguard Ohio Long-Term Tax-Exempt Fund

> The municipal bond market slid lower in a tumultuous first quarter of the fiscal year before snapping back vigorously in the ensuing nine months.

> For the year ended November 30, 2011, Vanguard Ohio Tax-Exempt Money Market Fund returned 0.09%, as the Federal Reserve extended its low-interest-rate policy for short-term assets until at least 2013.

> Shares of Vanguard Ohio Long-Term Tax-Exempt Fund returned 5.81%, lagging the return of the fund’s benchmark index but ahead of the average return of its peers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Ohio Tax-Exempt Money Market Fund.	12
Ohio Long-Term Tax-Exempt Fund.	25
About Your Fund’s Expenses.	44
Glossary.	46

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2011
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Ohio Tax-Exempt Money Market Fund	0.03%	0.05%	0.09%	0.00%	0.09%
Ohio Tax-Exempt Money Market Funds Average					0.00
Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Vanguard Ohio Long-Term Tax-Exempt Fund	3.11%	5.09%	4.20%	1.61%	5.81%
Barclays Capital 10 Year Municipal Bond Index					7.68
Ohio Municipal Debt Funds Average					4.63
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

7-day SEC yield for the Ohio Tax-Exempt Money Market Fund; 30-day SEC yield for the Ohio Long-Term Tax-Exempt Fund.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2010 , Through November 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Ohio Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.001	$0.000
Vanguard Ohio Long-Term Tax-Exempt Fund	$11.92	$12.09	$0.478	$0.021

Chairman’s Letter

Dear Shareholder,

Your fund’s fiscal year, which ended November 30, 2011, began inauspiciously. The turbulence in the municipal bond market that characterized the closing months of the 2010 fiscal year spilled over into the first quarter of this reporting period. By spring, however, the market had regained its footing, and it bounced back strongly for the remainder of the year.

For the 12 months, Vanguard Ohio Long-Term Tax-Exempt Fund returned 5.81%. Even in the difficult first quarter, the fund’s income helped cushion the effects of declining bond prices. For the period as a whole, the fund’s income return accounted for more than two-thirds of its total return.

As I noted in my semiannual report to you six months ago, a confluence of negative events affected the municipal bond market at the start of the year. Especially prominent were concerns that state and local governments’ fiscal straits might lead to large-scale defaults. Thankfully, that hasn’t happened—and in our view isn’t likely to happen—although these groups may continue to struggle for some time despite cautiously hopeful signs. It’s important to keep in mind that the recoveries of state and local governments typically lag after a recession ends, and this one follows the worst national slump since the Great Depression. One measure of the fiscal challenges faced in Ohio and elsewhere is the substantially reduced issuance of bonds during the fiscal period as some projects are reconsidered.

In response to the market strains earlier in the year that sent municipal bond prices lower, the Long-Term Tax-Exempt Fund’s yield rose (because bond prices and yields move in opposite directions). As muni prices rallied, yields reversed course, ending the year slightly lower than where they started. By November 30, the SEC yield for the Long-Term Tax-Exempt Fund stood at 3.11%, compared with 3.42% a year earlier.

In contrast to the bond markets, money market fund yields were stable—or perhaps frozen is a better word. The Tax-Exempt Money Market Fund returned 0.09%, compared with the 0.00% average return of its peers. Money market funds, tax-exempt and taxable alike, continue to be affected by the Federal Reserve’s decision to keep its target for short-term interest rates near zero. In August, the Fed said it planned to maintain that level until at least mid-2013.

Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.52%	7.69%	6.14%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	6.53	8.41	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.12	1.44

Stocks
Russell 1000 Index (Large-caps)	7.38%	15.10%	0.07%
Russell 2000 Index (Small-caps)	2.75	17.56	0.09
Dow Jones U.S. Total Stock Market Index	6.57	15.67	0.36
MSCI All Country World Index ex USA (International)	-5.90	13.19	-2.11

CPI
Consumer Price Index	3.39%	2.12%	2.34%

Despite modest yields, bonds produced strong returns
Both municipal and taxable bonds performed strongly during the fiscal year as stock market volatility helped generate enthusiasm for the relative stability of fixed income securities. Municipal bonds returned 6.53% and the broad taxable investment-grade bond market returned 5.52%, as anxious investors bid up bond prices and drove already low yields lower still. At the start of the year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 2.80%. At the end, the note yielded just 2.07%. As yields decline, of course, so do the prospective returns available from these interest-bearing investments.

Even as the Fed maintained its near-0% target for the shortest-term interest rates, the central bank instituted a bond-buying policy aimed at reducing long-term yields.

A tumultuous path to unremarkable returns
The broad U.S. stock market produced a single-digit gain for the 12 months ended November 30. International stocks recorded a single-digit loss. On the way to these unremarkable returns, however, global stock markets traversed dramatic highs and lows.

Stock prices surged through the first half of the period as the U.S. economy seemed to be grinding into gear. But investor optimism

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Ohio Tax-Exempt Money Market Fund	0.17%	0.50%
Ohio Long-Term Tax-Exempt Fund	0.17	1.10

The fund expense ratios shown are from the prospectus dated March 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the funds’ expense ratios were: for the Ohio Tax-Exempt Money Market Fund, 0.17%; and for the Ohio Long-Term Tax-Exempt Fund, 0.17%. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Ohio Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Funds; for the Ohio Long-Term Tax-Exempt Fund, Ohio Municipal Debt Funds.

faded in the second half, as Europe’s sovereign-debt crisis took center stage and political gridlock led to high-stakes brinksmanship over a bill to raise the U.S. debt ceiling. The drama prompted Standard & Poor’s to downgrade the U.S. credit rating, a shock that reverberated through global financial markets. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.) Although U.S. stocks tumbled through the summer, Treasury prices increased as fear of a disorderly European fiscal resolution spurred a flight to quality among investors. U.S. stocks then rebounded in the period’s final months. International stock markets traced similar trajectories before finishing the year with a negative return.

After a difficult start, municipal bonds rallied
Ohio and most other states continued their budget struggles in the aftermath of the Great Recession. Governments throughout the country have been closely reexamining their cost structures, a process aimed at closing immediate budget gaps that may also help address some difficult longer- term issues.

On the income side of the equation, states’ tax revenue continued to recover for the seventh straight calendar quarter as of

Total Returns
Ten Years Ended November 30, 2011

Average
Annual Return
Ohio Tax-Exempt Money Market Fund	1.57%
Ohio Tax-Exempt Money Market Funds Average	1.22
Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.
Ohio Long-Term Tax-Exempt Fund	4.87%
Barclays Capital 10 Year Municipal Bond Index	5.52
Ohio Municipal Debt Funds Average	3.78
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

September, but at a more moderate pace, according to a preliminary report from The Nelson A. Rockefeller Institute of Government. Ohio reported an above-average gain in revenues for the third calendar quarter (an almost-10% year-over-year increase versus the national average of 7.3%).

At the start of the fiscal period, many investors viewed the fiscal challenges of state and local governments with deep pessimism, which contributed to an unusually deep plunge in municipal bond prices. Other factors included a rallying stock market, signs of a strengthening economy, rising interest rates, and the expiration of a popular subsidized taxable municipal bond program. Municipal market gloom persisted until the spring, when a strong rally began that lasted for the remainder of the Ohio Long-Term TaxExempt Fund’s fiscal year.

The market upswing countered the year’s discouraging start. The fund’s solid 5.81% return for the 12 months ended November 30 outpaced the 4.63% average return of competing Ohio funds, a consequence of its smaller loss in the opening months of the year.

The fund’s advisor, Vanguard Fixed Income Group, invests in higher-quality municipal bonds. This focus is a key reason for the fund’s better relative performance, because investors tend to prefer these kinds of investments in rough times.

As the year continued and investors regained their appetite for risk, the higher quality of the fund’s assets compared with those of its peers held back returns somewhat. And as longer-term yields declined, peer funds also got a boost from their typically longer average durations (the longer a fund’s duration, the more sensitive the fund is to interest rate changes). At root were the Federal Reserve’s actions at both ends of the yield spectrum. The Fed’s policy of keeping short-term interest rates low has driven many investors to intermediate-term bonds, thus raising prices and reducing yields, while its new bond-buying policy has pushed longer-term yields lower.

The advisor concentrated where possible on essential-service bonds, which typically generate relatively stable revenue streams from, for example, water, sewer, and electricity-generating facilities. The advisor also invested selectively in sectors such as health care.

The Advisor’s Report that follows this letter provides additional details about the Fixed Income Group’s management of the funds during the year.

Skillful management helps produce solid returns over the long term
A key measure of a fund’s performance is its experience over the long term. That is why it’s gratifying to review the history of the Ohio tax-exempt bond and money market funds. For the ten years ended November 30, 2011, the funds exceeded their peer-group average returns, and the Long-Term Fund modestly trailed a broad nationwide index that serves as a reasonable if imperfect benchmark for an Ohio fund.

The funds have benefited from their high-quality orientation and low costs. Especially important has been the skill of the Fixed Income Group—not only the portfolio managers and traders, but also its team of seasoned credit analysts, who provide stringent and objective evaluations of the fiscal strength of bond issuers.

The more markets change, the more they stay the same
Uncertainty—sometimes at elevated levels—is an integral part of the investment landscape. This latest fiscal year serves as a case in point: Concerns about the fiscal health of municipal bond issuers early in the period were overridden by a strong rally in municipal bonds even as the challenges for state and local governments continued unabated.

Whatever the market environment, we believe that an effective long-term investment approach is to select a mix of assets that is balanced between, and diversified among, stocks, bonds, and cash investments. By sticking with such a plan through the markets’ cycles of optimism and fear, you enhance your chances of investment success.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 15, 2011

Advisor’s Report

For the fiscal year ended November 30, 2011, Vanguard Ohio Tax-Exempt Money Market Fund returned 0.09%, as the Federal Reserve maintained—and said it would extend until mid-2013—its policy of keeping short-term interest rates near zero. Vanguard Ohio Long-Term Tax-Exempt Fund returned 5.81%, trailing the return of its national benchmark index but ahead of the average return of Ohio peer-group funds.

The investment environment
The opening months of the funds’ fiscal year coincided with the high point of unease in the municipal bond market. Investor concern had started to rise in October 2010, but the December–January period (your fund’s fiscal year starts on December 1) was characterized by a brief and historically heavy spate of withdrawals from muni funds and a slump in bond prices.

The price decline has been attributed to an almost perfect storm of economic and market factors that we described in detail in our last report to you six months ago. One of these factors, was some investors’ fear of a systemic decline in the creditworthiness of municipal bonds as state and local government tax revenues plunged in the wake of the Great Recession. After that disruptive start, more “normal” dynamics set in and municipal bonds returned a solid 6.53% for the fiscal year, ahead of the 5.52% return of taxable bonds, as measured by the Barclays

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)

	November 30,	November 30,
Maturity	2010	2011
2 years	0.60%	0.42%
5 years	1.36	1.12
10 years	2.79	2.22
30 years	4.28	3.84
Source: Vanguard.

Capital Municipal Bond Index and Barclays Capital U.S. Aggregate Bond Index, respectively.

As we expected, the fear of widespread failure by bond issuers to make good on their payment promises never materialized. That said, they do face a challenging road ahead. Tax revenues have continued to rise for almost two years, but not enough to make budget-balancing easy. The effect of a national recession on these revenues lingers well after its official trough; the deeper the slump, the longer the recovery—and, as you know, the most recent downturn was the deepest in decades.

State and local governments continued to react to the forced austerity programs that the Great Recession precipitated, issuing fewer bonds than investors had expected earlier in the year and being more selective in the process. Overall municipal bond issuance during fiscal 2011 was about 7% lower than a year earlier, although it began to pick up later in the year. The volume figures exclude the effect of subsidized bonds issued under the Build America Bonds (BABs) program, part of the federal government’s economic-crisis stimulus package. These taxable bonds diverted some potential volume from the market for tax-exempt bonds before the program’s expiration at year-end 2010.

Roughly in line with the national average, the volume of bonds (excluding BABs) issued by Ohio and its municipal entities during the fund’s fiscal year decreased by almost 6% from the previous year, to just over $8 billion. The figure smooths over unusually low issuance in the fund’s second quarter (a 61% year-over-year drop) as well as higher issuance in the three other quarters. With BABs included, however, the total amount of issuance during the fund’s fiscal year was down almost 25%, attesting to the fiscal restraint being exercised by Ohio state and local governments.

At the same time, tax-exempt munis offered attractive yields compared with those of Treasury bonds. Muni bonds’ yields historically have been lower, a relationship that takes into account the federal tax-free nature of their income. During the latter part of the fiscal year, muni yields approached and then surpassed Treasury yields as investors sought “safe” assets in reaction to concerns about, among other things, Europe’s sovereign-debt problems. The flight to safety also fueled demand for higher-quality munis, even as state and local governments continued to struggle with their finances.

Given the unusual steepness of the yield curve during the year—that is, the difference in yields between the shortest-and longest-maturity bonds, as shown in the table on page 8—issuers sought to lower borrowing costs by favoring shorter maturities. They found a match with individual investors who were fleeing from the almost-nonexistent yields offered by money market mutual funds to short-and medium-term bonds, a dynamic that pushed intermediate-term yields lower as demand and prices rose (bond prices and yields move inversely to each other). In choosing our investments during the year, we took advantage of the steepness in the yield curve to boost returns.

The low money market fund yields, of course, were a consequence of the Federal Reserve’s policy, in place since December 2008, of keeping the shortest-term interest rates near zero. In August, the Fed said it would continue to do so until at least mid-2013, and one month later it said it would also strive to lower longer-term interest rates. Under this new policy, informally known as Operation Twist, the Fed has begun purchasing Treasury bonds with remaining maturities of 6 to 30 years. The purchases have had the effect of lowering yields and raising prices of longer-term bonds.

Management of the funds
Bond fund returns during the fiscal year were helped substantially by our decision to redeploy certain assets from the shorter- to the longer-maturity regions of the yield curve.

We also sought to add value through careful and diversified selection of revenue-based bonds rather than focusing on state and local general-obligation bonds. Some of the spreads between those bonds were among the highest we have seen. Among the sectors in which we benefited were essential services and A-rated hospital bonds.

We have been cautious in setting the Ohio bond fund’s duration, given the uncertainties hovering over both the U.S. and European economies as well as future U.S. tax policy. We have set the fund’s average weighted duration, which is a gauge of the sensitivity of its portfolio to changes in interest rates, at a neutral level compared with its benchmark index.

In managing the money market fund, we haven’t changed our strategy, even though we continue to operate in an investment environment shaped by the Federal Reserve’s anchoring of its target interest rate in the neighborhood of zero.

We remain focused on maintaining a diversified portfolio of high-quality short-term debt.

Going forward, credit concerns will continue to weigh on the municipal market—understandably, given the financial stresses that state and local governments will face for some time. Even so, our approach to muni bond investing hasn’t changed: As always, our dedicated and seasoned credit analysts, working together with traders and portfolio managers, will closely review the fiscal health of our borrowers as we choose issues to add to our portfolios and monitor those we have already purchased.

Pamela Wisehaupt Tynan, Principal, Head of Municipal Money Market Funds

Justin A. Schwartz, CFA, Portfolio Manager

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 20, 2011

Ohio Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2011

Financial Attributes
Ticker Symbol	VOHXX
Expense Ratio[1]	0.17%
7-Day SEC Yield	0.03%
Average Weighted
Maturity	38 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 29, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratio was 0.17%.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Ohio Tax-Exempt Money Market Fund	0.09%	1.36%	1.57%	$11,686
Ohio Tax-Exempt Money Market Funds
Average	0.00	1.10	1.22	11,288

Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend information.

Ohio Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011
		Ohio Tax-Exempt
		Money Market
		Funds Average
Fiscal Year	Total Returns	Total Returns
2002	1.41%	1.00%
2003	0.95	0.55
2004	1.06	0.59
2005	2.21	1.73
2006	3.30	2.84
2007	3.63	3.14
2008	2.40	2.05
2009	0.56	0.31
2010	0.15	0.03
2011	0.09	0.00
7-day SEC yield (11/30/2011): 0.03%
Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Ohio Tax-Exempt Money Market
Fund	6/18/1990	0.11%	1.47%	1.60%

Ohio Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.7%)
Ohio (98.1%)
Akron OH BAN	1.125%	12/8/11	3,000	3,000
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Akron General
Health System) VRDO	0.110%	12/7/11 LOC	2,600	2,600
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.060%	12/1/11 LOC	600	600
1 American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)
TOB VRDO	0.260%	12/7/11 (12)	9,315	9,315
Avon OH BAN	1.000%	7/3/12	5,500	5,519
Avon OH BAN	1.000%	7/19/12	3,280	3,292
Avon OH Local School District BAN	1.125%	12/14/11	1,255	1,255
2 Avon OH Local School District BAN	1.000%	12/13/12	1,675	1,683
Butler County OH BAN	0.500%	8/2/12	5,000	5,000
Central OH Solid Waste Authority BAN	1.000%	6/13/12	2,500	2,505
1 Cincinnati OH City School District GO TOB VRDO	0.140%	12/7/11	12,315	12,315
1 Cincinnati OH City School District GO TOB VRDO	0.150%	12/7/11	5,000	5,000
Cleveland OH Airport System Revenue VRDO	0.130%	12/7/11 LOC	6,170	6,170
Cleveland OH Water BAN	1.000%	7/26/12	4,000	4,013
1 Cleveland OH Water Works Revenue TOB VRDO	0.140%	12/7/11	8,150	8,150
1 Cleveland OH Water Works Revenue TOB VRDO	0.200%	12/7/11	8,320	8,320
Cleveland-Cuyahoga County OH Port
Authority Revenue (Carnegie/89th Garage
& Service Center LLC Project) VRDO	0.150%	12/7/11 LOC	3,000	3,000
Cleveland-Cuyahoga County OH Port
Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.130%	12/7/11	15,115	15,115
Cleveland-Cuyahoga County OH Port
Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.130%	12/7/11	9,410	9,410
Cleveland-Cuyahoga County OH Port
Authority Revenue (Euclid Avenue
Housing Corp. Project) VRDO	0.130%	12/7/11 LOC	2,750	2,750
Columbus OH City School District BAN	2.000%	12/1/11	3,000	3,000
Columbus OH City School District BAN	1.000%	11/30/12	1,325	1,333

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Columbus OH GO TOB VRDO	0.140%	12/7/11	4,360	4,360
Columbus OH GO VRDO	0.100%	12/7/11	13,195	13,195
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded
Asset Program) VRDO	0.140%	12/7/11 LOC	12,905	12,905
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded
Asset Program) VRDO	0.140%	12/7/11 LOC	5,440	5,440
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded
Asset Program) VRDO	0.140%	12/7/11 LOC	3,100	3,100
1 Columbus OH Sewer Revenue TOB VRDO	0.130%	12/7/11	4,965	4,965
Columbus OH Sewer Revenue VRDO	0.100%	12/7/11	8,965	8,965
2 Columbus Ohio TAN	2.000%	11/29/12	5,000	5,087
Cuyahoga County OH Economic Development
Revenue (Cleveland Hearing & Speech) VRDO	0.140%	12/7/11 LOC	600	600
Cuyahoga County OH GO	5.000%	12/1/11	2,875	2,875
Cuyahoga County OH Housing Revenue VRDO	0.110%	12/7/11 LOC	6,935	6,935
Cuyahoga Falls OH BAN	1.250%	12/8/11	2,880	2,880
2 Cuyahoga Falls OH BAN	1.000%	12/6/12	2,000	2,009
Deerfield Township OH BAN	1.250%	11/1/12	2,000	2,009
Franklin County OH Hospital Facilities Revenue
(Doctors OhioHealth Corp.) VRDO	0.130%	12/7/11 LOC	15,110	15,110
1 Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) TOB VRDO	0.160%	12/7/11	8,740	8,740
Franklin County OH Hospital Revenue
(Holy Cross Health System) VRDO	0.100%	12/7/11	7,400	7,400
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.110%	12/7/11	6,900	6,900
Green OH BAN	1.000%	6/29/12	5,000	5,013
Hamilton County OH Health Care
Facilities Revenue (The Children’s
Home of Cincinnati) VRDO	0.140%	12/7/11 LOC	3,360	3,360
Hamilton County OH Healthcare Revenue
(Life Enriching Communities) VRDO	0.130%	12/7/11 LOC	2,650	2,650
Hamilton County OH Sewer System Revenue	5.250%	12/1/11 (Prere.)	1,355	1,355
Hamilton County OH Sewer System Revenue	5.250%	12/1/11 (Prere.)	1,000	1,000
Hamilton OH BAN	1.250%	10/4/12	2,400	2,413
Kent OH BAN	1.000%	10/10/12	1,725	1,731
Lake County OH BAN	1.500%	6/28/12	2,000	2,007
1 Lakewood OH City School District GO TOB VRDO	0.160%	12/7/11 (4)	3,825	3,825
Lancaster Port Authority Ohio Gas Revenue VRDO	0.130%	12/7/11	28,825	28,825
Lorain County OH BAN	1.500%	3/16/12	3,800	3,808
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.160%	12/7/11 (4)	10,200	10,200
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.200%	12/7/11 (4)	3,000	3,000
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.200%	12/7/11 (4)	10,000	10,000
Lorain County OH Port Authority
Educational Facilities Revenue
(St. Ignatius High School Project) VRDO	0.140%	12/7/11 LOC	1,750	1,750
Lucas County OH BAN	1.000%	7/19/12	2,500	2,507
Mason OH City School District BAN	2.000%	2/1/12	2,600	2,607
Miamisburg OH City School District BAN	1.500%	7/19/12	3,000	3,018

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.160%	12/7/11	3,300	3,300
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.160%	12/7/11	6,970	6,970
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.160%	12/7/11	3,990	3,990
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.170%	12/7/11	2,400	2,400
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.180%	12/7/11	2,735	2,735
Montgomery County OH Revenue
(Catholic Health Initiatives) VRDO	0.100%	12/7/11	11,300	11,300
1 Montgomery County OH Revenue
(Miami Valley Hospital) TOB VRDO	0.140%	12/7/11	7,500	7,500
1 Ohio Air Quality Development Authority Revenue
(Dayton Power & Light Co. Project) TOB VRDO	0.200%	12/7/11 (13)	13,320	13,320
Ohio Air Quality Development Authority Revenue
(Dayton Power & Light Co. Project) VRDO	0.100%	12/7/11 LOC	6,500	6,500
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.070%	12/7/11 LOC	5,000	5,000
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.100%	12/7/11 LOC	13,650	13,650
Ohio Common Schools GO VRDO	0.080%	12/7/11	5,120	5,120
Ohio Development Assistance &
Revitalization Project BAN	0.350%	6/1/12	10,000	10,000
Ohio GO	5.000%	6/15/12 (ETM)	3,000	3,077
Ohio GO VRDO	0.070%	12/7/11	4,600	4,600
Ohio Higher Education Capital Facilities Revenue	5.000%	8/1/12	4,000	4,126
1 Ohio Higher Education GO TOB VRDO	0.130%	12/7/11	11,320	11,320
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project) CP	0.180%	2/6/12	5,000	5,000
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project) VRDO	0.110%	12/1/11 LOC	6,500	6,500
1 Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) TOB VRDO	0.140%	12/7/11	2,200	2,200
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.070%	12/1/11	1,030	1,030
Ohio Higher Educational Facility Commission
Revenue (Marietta College Project) VRDO	0.140%	12/7/11 LOC	2,985	2,985
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project) VRDO	0.100%	12/7/11	800	800
1 Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)
TOB VRDO	0.130%	12/7/11 LOC	6,240	6,240
1 Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.110%	12/1/11	2,425	2,425
1 Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.110%	12/1/11	11,835	11,835
1 Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.140%	12/7/11	6,745	6,745
1 Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.140%	12/7/11	2,895	2,895

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Ohio Hospital Revenue (University Hospitals
Health System Inc.) TOB VRDO	0.240%	12/7/11 (13)	5,000	5,000
1 Ohio Housing Finance Agency Residential
Mortgage Revenue TOB VRDO	0.190%	12/7/11	1,765	1,765
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.110%	12/7/11	9,040	9,040
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.120%	12/7/11	13,000	13,000
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.120%	12/7/11	3,500	3,500
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.120%	12/7/11	7,500	7,500
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.130%	12/7/11	5,000	5,000
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.130%	12/7/11	11,530	11,530
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.130%	12/7/11	13,000	13,000
Ohio Mental Health Capital Facilities Revenue	5.000%	8/1/12	2,570	2,648
Ohio State University General Receipts
Revenue CP	0.180%	12/7/11	8,200	8,200
Ohio State University General Receipts
Revenue CP	0.130%	12/8/11	11,045	11,045
Ohio State University General Receipts
Revenue CP	0.150%	2/6/12	6,000	6,000
Ohio State University General Receipts
Revenue VRDO	0.070%	12/7/11	7,000	7,000
Ohio State University General Receipts
Revenue VRDO	0.100%	12/7/11	800	800
1 Ohio Turnpike Commission Turnpike
Revenue TOB VRDO	0.140%	12/7/11	15,565	15,565
Ohio Water Development Authority Pollution
Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.120%	12/1/11 LOC	18,950	18,950
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.250%	6/1/12 (Prere.)	5,535	5,674
1 Olentangy OH School District GO TOB VRDO	0.130%	12/7/11 LOC	4,850	4,850
Pickerington OH Local School District
(School Facilities Construction
& Improvement) GO	5.000%	12/1/11 (Prere.)	7,000	7,000
South Euclid OH BAN	1.250%	9/26/12	2,500	2,516
Strongsville OH BAN	1.250%	10/25/12	2,530	2,550
Toledo-Lucas County OH Port Authority
Airport Development Revenue
(FlightSafety International Inc.) VRDO	0.150%	12/7/11	10,650	10,650
University of Cincinnati Ohio
General Receipts BAN	2.000%	12/16/11	6,900	6,904
University of Cincinnati Ohio
General Receipts BAN	2.000%	5/11/12	4,000	4,027
Upper Arlington OH City School District TAN	1.000%	6/21/12	722	723
Warren OH Health Care Facilities Improvement
Revenue (Otterbein Homes Project) VRDO	0.130%	12/7/11 LOC	5,240	5,240
Warren OH Health Care Facilities Improvement
Revenue (Otterbein Homes Project) VRDO	0.130%	12/7/11 LOC	3,430	3,430
				672,559

Ohio Tax-Exempt Money Market Fund

Face	Market
Maturity	Amount	Value
Coupon	Date	($000)	($000)
Puerto Rico (2.6%)
1	Puerto Rico GO TOB VRDO	0.110%	12/1/11 LOC	6,750	6,750
Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	5,000	5,042
Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	1,000	1,008
1	Puerto Rico Sales Tax Financing Corp.
Revenue TOB VRDO	0.190%	12/7/11	5,250	5,250
18,050
Total Tax-Exempt Municipal Bonds (Cost $690,609)	690,609
Other Assets and Liabilities (-0.7%)
Other Assets	31,731
Liabilities	(36,358)
(4,627)
Net Assets (100%)
Applicable to 685,819,535 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	685,982
Net Asset Value Per Share	$1.00

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	690,609
Receivables for Investment Securities Sold	28,360
Other Assets	3,371
Total Assets	722,340
Liabilities
Payables for Investment Securities Purchased	33,379
Other Liabilities	2,979
Total Liabilities	36,358
Net Assets	685,982

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	685,979
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	3
Net Assets	685,982

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $211,245,000, representing 30.8% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	1,878
Total Income	1,878
Expenses
The Vanguard Group—Note B
Investment Advisory Services	219
Management and Administrative	743
Marketing and Distribution	226
Custodian Fees	15
Auditing Fees	23
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	1,234
Net Investment Income	644
Realized Net Gain (Loss) on Investment Securities Sold	9
Net Increase (Decrease) in Net Assets Resulting from Operations	653

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	644	1,279
Realized Net Gain (Loss)	9	2
Net Increase (Decrease) in Net Assets Resulting from Operations	653	1,281
Distributions
Net Investment Income	(644)	(1,279)
Realized Capital Gain	—	—
Total Distributions	(644)	(1,279)
Capital Share Transactions (at $1.00)
Issued	441,731	433,261
Issued in Lieu of Cash Distributions	603	1,198
Redeemed	(542,680)	(595,306)
Net Increase (Decrease) from Capital Share Transactions	(100,346)	(160,847)
Total Increase (Decrease)	(100,337)	(160,845)
Net Assets
Beginning of Period	786,319	947,164
End of Period	685,982	786,319

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.002	.006	.024	.036
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.002	.006	.024	.036
Distributions
Dividends from Net Investment Income	(.001)	(.002)	(.006)	(.024)	(.036)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.002)	(.006)	(.024)	(.036)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.09%	0.15%	0.56%	2.40%	3.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$686	$786	$947	$1,096	$1,168
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%[2]	0.11%[2]	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.09%	0.15%	0.57%	2.38%	3.57%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $113,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2011, 100% of the market value of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2011

Financial Attributes
		Barclays	Barclays
		10 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	248	8,836	45,906
Yield to Maturity
(before expenses)	3.3%	2.8%	3.1%
Average Coupon	4.8%	4.8%	4.9%
Average Duration	6.8 years	6.6 years	8.2 years
Average Effective
Maturity	7.5 years	10.0 years	13.5 years
Ticker Symbol	VOHIX	—	—
Expense Ratio[1]	0.17%	—	—
30-Day SEC Yield	3.11%	—	—
Short-Term
Reserves	7.6%	—	—

Volatility Measures
	Barclays	Barclays
	10 Year	Municipal
	Municipal	Bond
	Index	Index
R-Squared	0.84	0.98
Beta	0.81	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year		9.1%
1 - 3 Years		13.0
3 - 5 Years		12.9
5 - 10 Years		52.1
10 - 20 Years		6.6
20 - 30 Years		2.1
Over 30 Years		4.2

Distribution by Credit Quality (% of portfolio)
AAA		9.7%
AA		59.1
A		20.4
BBB		7.4
BB		0.9
Not Rated		2.5
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 29, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratio was 0.17%.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Ohio Long-Term Tax-Exempt Fund	5.81%	4.37%	4.87%	$16,090
Barclays Capital Municipal Bond Index	6.53	4.75	5.08	16,411
Barclays Capital 10 Year Municipal
Bond Index	7.68	5.70	5.52	17,113
Ohio Municipal Debt Funds Average	4.63	3.13	3.78	14,487

Ohio Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011
				Barclays
				10 Year
				Municipal
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	4.86%	1.82%	6.68%	6.67%
2003	4.62	2.82	7.44	6.88
2004	4.47	-0.96	3.51	4.03
2005	4.36	-1.16	3.20	3.01
2006	4.53	1.60	6.13	6.17
2007	4.32	-1.61	2.71	3.51
2008	4.13	-7.74	-3.61	-0.42
2009	4.76	8.85	13.61	12.67
2010	4.14	-0.08	4.06	5.51
2011	4.20	1.61	5.81	7.68

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	3.25%	4.64%	4.45%	0.43%	4.88%

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.4%)
Ohio (99.2%)
Akron OH GO	5.500%	12/1/11 (Prere.)	1,315	1,315
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/27 (14)	6,300	6,451
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.250%	9/1/27	4,000	4,156
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	6/1/38	9,625	9,625
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.090%	12/1/11 LOC	6,030	6,030
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.140%	12/1/11 LOC	3,200	3,200
American Municipal Power Ohio Inc. Revenue
(Electricity Purchase)	5.000%	2/1/13	3,000	3,127
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/23	4,000	4,368
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/24	1,215	1,310
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/38	17,375	17,811
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.750%	2/15/39 (12)	4,500	4,871
Amherst OH Exempt Village School District GO	5.750%	12/1/11 (Prere.)	1,300	1,300
Amherst OH Exempt Village School District GO	5.750%	12/1/11 (Prere.)	1,300	1,300
Bowling Green State University Ohio
Student Housing Revenue
(CFP I LLC - State University Project)	5.750%	6/1/31	2,000	1,954
Bowling Green State University Ohio
Student Housing Revenue
(CFP I LLC - State University Project)	6.000%	6/1/45	2,000	1,947
Buckeye Tobacco Settlement Financing
Authority Ohio Revenue	6.000%	6/1/42	2,750	1,960
Buckeye Tobacco Settlement Financing
Authority Ohio Revenue	5.875%	6/1/47	5,760	4,022
Buckeye Tobacco Settlement Financing
Authority Ohio Revenue	6.500%	6/1/47	2,500	1,918
Butler County OH GO	5.250%	12/1/12 (Prere.)	1,655	1,753
Butler County OH GO	5.250%	12/1/12 (Prere.)	1,570	1,663

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Butler County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital
Medical Center Project)	5.000%	5/15/31 (14)	5,000	4,664
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	6.375%	4/1/36	1,250	1,348
Butler County OH Hospital Facilities Revenue
(UC Health)	5.250%	11/1/29	2,500	2,449
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/40	2,500	2,426
Butler County OH Waterworks Revenue	5.250%	12/1/21 (2)	4,000	4,461
Canal Winchester OH Local School District GO	5.500%	12/1/11 (Prere.)	1,080	1,080
Canal Winchester OH Local School District GO	5.500%	12/1/11 (Prere.)	950	950
Canal Winchester OH Local School District GO	5.500%	12/1/11 (Prere.)	805	805
Canal Winchester OH Local School District GO	5.000%	6/1/15 (Prere.)	3,420	3,904
Canal Winchester OH Local School District GO	5.000%	6/1/15 (Prere.)	3,030	3,459
Cincinnati OH City School District COP	5.000%	12/15/23 (4)	1,620	1,767
Cincinnati OH City School District COP	5.000%	12/15/32 (4)	2,000	2,079
Cincinnati OH City School District GO	5.250%	6/1/27	5,550	6,143
Cincinnati OH City School District GO	5.250%	12/1/28 (14)	4,000	4,661
Cincinnati OH City School District GO	5.250%	12/1/30 (14)	3,705	4,227
Cincinnati OH City School District GO	5.250%	12/1/31 (14)	3,000	3,397
Cincinnati OH Economic Development Revenue
(Baldwin 300 Project)	4.875%	11/1/38	7,870	7,974
Cincinnati OH GO	5.000%	12/1/24	1,090	1,236
Cincinnati OH GO	5.000%	12/1/26	2,605	2,899
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,585	1,731
Cincinnati OH Water System Revenue	5.000%	12/1/36	3,025	3,244
Cleveland OH GO	5.000%	10/1/21 (2)	2,920	3,221
Cleveland OH GO	5.500%	10/1/22 (2)	3,870	4,579
Cleveland OH Income Tax Revenue	5.000%	10/1/29 (12)	7,180	7,562
Cleveland OH Public Power System Revenue	5.000%	11/15/28 (14)	1,250	1,313
Cleveland OH Public Power System Revenue	0.000%	11/15/33 (14)	6,895	2,154
Cleveland OH State University Revenue	5.250%	6/1/19 (14)	2,825	3,028
Cleveland OH State University Revenue	5.000%	6/1/30 (14)	3,000	3,118
Cleveland OH Water Works Revenue	5.500%	1/1/21 (14)	9,635	11,657
Cleveland-Cuyahoga County OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.150%	12/7/11 LOC	1,375	1,375
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)	5.000%	10/1/18	6,000	7,052
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)	5.000%	10/1/19	6,000	7,069
Columbus OH City School District GO	4.500%	12/1/29	3,000	3,085
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	12/1/22	1,545	1,772
Columbus OH GO	5.000%	7/1/16	2,500	2,923
Columbus OH GO	5.000%	9/1/16	4,225	4,958
Columbus OH GO	5.000%	6/1/19	8,000	9,761
Columbus OH GO	5.000%	7/1/27	2,000	2,277
Columbus OH GO VRDO	0.100%	12/7/11	560	560
Columbus OH Sewer Revenue	5.000%	6/1/28	4,005	4,323
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center Project)	5.000%	12/1/19	7,000	8,293
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center Project)	5.000%	12/1/24	4,000	4,452

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cuyahoga County OH Revenue (Cleveland Clinic
Health System Obligated Group)	6.000%	7/1/13 (Prere.)	5,100	5,546
Cuyahoga County OH Revenue (Cleveland Clinic
Health System Obligated Group)	6.000%	1/1/32	4,900	5,136
Cuyahoga County OH Revenue (Cleveland Clinic
Health System Obligated Group) VRDO	0.090%	12/1/11	7,805	7,805
Erie County OH Hospital Facilities Revenue
(Firelands Regional Medical Center)	5.250%	8/15/46	9,080	8,052
Fairborn OH City School District
School Improvement GO	5.500%	12/1/16 (14)	1,840	1,840
Fairborn OH City School District
School Improvement GO	5.375%	12/1/20 (14)	1,200	1,200
Fairfield County OH Hospital Facilities Revenue
(Lancaster-Fairfield Community Hospital)	5.375%	6/15/15 (14)	3,000	3,154
Franklin County OH GO	5.000%	12/1/31	6,885	7,367
Franklin County OH Health Care Facilities
Improvement Revenue (Ohio Presbyterian
Retirement Services Project)	5.625%	7/1/26	2,750	2,771
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	11/15/36	3,640	3,677
Franklin County OH Hospital Facilities Revenue
(US Health Corp. of Columbus) VRDO	0.110%	12/7/11 LOC	560	560
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	4.750%	11/1/28	1,500	1,532
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/34	1,500	1,521
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.110%	12/7/11	2,200	2,200
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.120%	12/7/11	7,600	7,600
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.120%	12/7/11	1,400	1,400
Franklin County OH Revenue
(Trinity Health Credit Group)	5.000%	6/1/19	4,035	4,329
Franklin County OH Revenue
(Trinity Health Credit Group)	5.000%	6/1/21	4,465	4,728
Gallia County OH Hospital Facilities Revenue
(Holzer Medical Center Project)	5.125%	10/1/13 (2)	1,365	1,368
Gallia County OH Local School District GO	5.000%	12/1/30 (4)	5,000	5,144
Gallia County OH Local School District GO	5.000%	12/1/33 (4)	3,500	3,568
Gallipolis OH City School District
(School Facilities Construction
& Improvement) GO	5.000%	12/1/30 (14)	4,040	4,176
Garfield Heights OH City School District
School Improvement GO	5.500%	12/15/11 (Prere.)	1,640	1,644
Greene County OH Hospital Facilities Revenue
(Kettering Health Network
Obligated Group Project)	5.375%	4/1/34	2,500	2,541
Greene County OH Hospital Facilities Revenue
(Kettering Health Network
Obligated Group Project)	5.500%	4/1/39	2,500	2,542
Greene County OH Sewer System Revenue	5.000%	12/1/23 (4)	4,695	5,015
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/20 (14)	1,185	1,285

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/21 (14)	1,245	1,348
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/23 (14)	1,380	1,498
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/24 (14)	185	201
Hamilton County OH Economic Development
Revenue (King Highland Community Urban
Redevelopment Corp. - University of Cincinnati
Lessee Project)	5.250%	6/1/28 (14)	7,290	7,520
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital)	5.500%	5/15/19 (14)	2,865	2,956
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital)	5.500%	5/15/20 (14)	3,020	3,105
Hamilton County OH Sales Tax Revenue	5.000%	12/1/26 (2)	5,000	5,225
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,119
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32 (4)	9,700	9,985
Hamilton County OH Sewer System Revenue	5.000%	12/1/31 (14)	5,300	5,541
Hamilton OH City School District GO	5.000%	12/1/28 (4)	5,000	5,217
Hamilton OH City School District GO	5.000%	12/1/34 (4)	2,250	2,304
Highland OH Local School District
School Improvement GO	5.750%	12/1/11 (Prere.)	1,510	1,510
Hilliard OH School District GO	5.250%	12/1/16 (14)	2,000	2,028
Hilliard OH School District GO	5.000%	12/1/27 (14)	2,895	3,135
Huron County OH Hospital Facilities
Improvement Revenue
(Fisher-Titus Medical Center)	5.250%	12/1/37	3,000	2,987
Kent State University OH Revenue VRDO	0.140%	12/7/11 LOC	2,300	2,300
Logan Hocking OH Local School District GO	5.500%	12/1/11 (Prere.)	1,675	1,675
Lorain County OH Community College
District General Revenue	5.000%	12/1/41	4,520	4,654
Lorain County OH GO	5.500%	12/1/12 (Prere.)	1,500	1,578
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/15 (4)	5,200	5,710
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.400%	10/1/21	4,000	4,051
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/33 (4)	4,000	4,044
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.200%	12/7/11 (4)	4,995	4,995
Lucas County OH GO	5.000%	10/1/40	1,500	1,543
Lucas County OH Hospital Revenue	5.000%	11/15/38	5,000	5,000
2 Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/27	2,000	2,123
2 Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,212
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	6.500%	11/15/37	2,000	2,279
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	6.000%	11/15/41	2,000	2,188
Mad River OH Local School District GO	5.750%	12/1/12 (Prere.)	1,195	1,260
Marysville OH Exempt Village School District COP	5.250%	6/1/15 (Prere.)	2,095	2,412
Marysville OH Exempt Village School District COP	5.250%	6/1/15 (Prere.)	2,035	2,343
Marysville OH Exempt Village School District COP	5.250%	6/1/15 (Prere.)	2,140	2,464

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marysville OH Wastewater Treatment
System Revenue	5.000%	12/1/31 (10)	2,720	2,769
Mason OH City School District School
Improvement GO	5.000%	12/1/35	1,000	1,045
Medina OH School District COP	5.250%	12/1/37 (12)	7,210	7,500
Miami University of Ohio General
Receipts Revenue	5.250%	12/1/13 (Prere.)	2,000	2,189
2 Miami University of Ohio General
Receipts Revenue	5.000%	9/1/31	2,000	2,115
2 Miami University of Ohio General
Receipts Revenue	5.000%	9/1/36	2,000	2,075
Middletown OH City School District GO	5.000%	12/1/23 (4)	5,345	5,792
Milford OH Exempt Village School District
School Improvement GO	6.000%	12/1/11 (Prere.)	1,425	1,425
Milford OH Exempt Village School District
School Improvement GO	6.000%	12/1/11 (Prere.)	1,600	1,600
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.000%	5/1/30	7,630	7,715
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.000%	5/1/39	5,000	5,034
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.000%	10/1/41 (4)	5,000	5,016
New Albany Plain OH Local School District GO	5.500%	6/1/12 (Prere.)	500	513
New Albany Plain OH Local School District GO	5.500%	12/1/17 (3)	675	689
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Generation Corp. Project)	5.625%	6/1/18	7,000	7,849
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Generation Corp. Project) PUT	5.875%	6/1/16	6,000	6,713
Ohio Air Quality Development Authority Revenue
(Columbus Southern Power Co. Project)	5.800%	12/1/38	2,000	2,123
Ohio Air Quality Development Authority Revenue
(Columbus Southern Power Co. Project) PUT	3.875%	6/1/14	3,000	3,106
Ohio Air Quality Development Authority Revenue
(FirstEnergy Generation Corp. Project)	5.700%	8/1/20	6,000	6,584
1 Ohio Air Quality Development Authority Revenue
(FirstEnergy Generation Corp. Project)
TOB VRDO	0.160%	12/7/11	4,995	4,995
Ohio Air Quality Development Authority Revenue
(Ohio Power Co. Project) PUT	3.250%	6/2/14	7,000	7,142
Ohio Building Authority Revenue
(Administration Building Fund)	5.000%	10/1/23	2,000	2,229
Ohio Building Authority Revenue
(Highway Safety Building)	5.000%	10/1/17	1,040	1,218
Ohio Building Authority Revenue
(Highway Safety Building)	5.000%	10/1/20	1,265	1,494
Ohio Common Schools GO	5.000%	6/15/24	8,000	8,633
Ohio Common Schools GO VRDO	0.100%	12/7/11	8,100	8,100
Ohio Conservation Projects GO	5.000%	9/1/19	3,880	4,682
Ohio GO	5.000%	9/15/14	10,000	11,154
Ohio GO	5.500%	11/1/14	4,185	4,744
Ohio GO	5.000%	9/15/15	3,695	4,233
Ohio GO	5.000%	9/15/17	3,435	4,083
Ohio GO	5.000%	9/15/19	5,000	6,043

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio GO	5.500%	9/15/19	4,150	5,158
Ohio GO	5.000%	8/1/20	2,870	3,467
Ohio GO	5.000%	8/1/24	2,000	2,401
Ohio GO VRDO	0.070%	12/7/11	1,485	1,485
Ohio GO VRDO	0.070%	12/7/11	4,200	4,200
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project)	5.250%	12/1/26 (14)	3,520	4,211
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project)	5.000%	12/1/27 (2)	2,115	2,211
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.125%	1/1/28	5,000	5,232
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.250%	1/1/29	5,000	5,230
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.500%	1/1/43	1,460	1,512
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/26	1,815	1,955
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/32	1,000	1,041
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/41	4,500	4,555
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/44	3,500	3,549
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project)	5.000%	10/1/33	5,000	5,073
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.500%	12/1/24	2,135	2,370
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.375%	12/1/30	1,000	1,057
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.625%	12/1/41	2,000	2,136
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.750%	5/1/28	5,000	5,436
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/25	1,000	1,082
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/32	2,500	2,577
Ohio Hospital Facilities Revenue
(Summa Health System)	5.750%	11/15/35	1,500	1,511
Ohio Hospital Facilities Revenue
(Summa Health System)	5.750%	11/15/40	6,500	6,454
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	5.500%	1/1/39	6,500	6,770
1 Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group) TOB VRDO	0.110%	12/1/11	4,660	4,660
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	6.750%	1/15/39	5,000	5,206
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.250%	1/15/46	18,500	18,182

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Hospital Revenue (University Hospitals
Health System Inc.) PUT	3.750%	1/15/13	2,500	2,568
Ohio Housing Finance Agency Residential
Mortgage Revenue	5.250%	9/1/28	1,630	1,706
Ohio Housing Finance Agency Residential
Mortgage Revenue	6.200%	9/1/33	4,505	4,728
Ohio Housing Finance Agency Single Family
Mortgage Revenue	4.000%	11/1/25	925	933
Ohio Infrastructure Improvement GO	5.000%	8/1/16	9,570	11,193
Ohio State University General Receipts Revenue	5.250%	6/1/13 (Prere.)	2,455	2,634
Ohio State University General Receipts Revenue	5.000%	12/1/16	5,365	6,297
Ohio State University General Receipts Revenue	5.000%	12/1/17	5,000	5,955
Ohio State University General Receipts Revenue	5.000%	12/1/19	1,600	1,903
Ohio State University General Receipts Revenue	5.250%	6/1/23	545	576
Ohio State University General Receipts Revenue	5.000%	12/1/26	2,500	2,787
Ohio State University General Receipts Revenue
VRDO	0.070%	12/7/11	5,995	5,995
Ohio Turnpike Commission Turnpike Revenue	5.500%	2/15/24 (14)	5,000	5,951
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/26	3,000	3,287
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/27	2,000	2,322
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	4.000%	6/1/16	3,000	3,380
Ohio Water Development Authority Fresh
Water Revenue	5.000%	12/1/19	2,115	2,561
Ohio Water Development Authority Fresh
Water Revenue	5.500%	6/1/23	1,225	1,549
Ohio Water Development Authority Fresh
Water Revenue	5.500%	12/1/23	1,115	1,416
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/14 (Prere.)	1,940	2,144
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/19	1,695	2,062
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.250%	6/1/20	3,180	3,944
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/21	520	567
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/21	5,135	6,515
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/22	1,505	1,927
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/23	2,155	2,783
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	12/1/29	5,000	5,472
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/30	1,000	1,087
Olentangy OH Local School District GO	5.500%	6/1/12 (Prere.)	1,200	1,232
Olentangy OH Local School District GO	5.500%	12/1/16 (4)	30	31
Olentangy OH Local School District GO	5.000%	12/1/30 (4)	3,765	3,962
Olentangy OH Local School District School
Facilities Construction & Improvement GO	5.250%	6/1/14 (Prere.)	1,400	1,561
Olentangy OH Local School District School
Facilities Construction & Improvement GO	5.500%	6/1/14 (Prere.)	2,750	3,083
Richland County OH GO	5.400%	12/1/15 (2)	1,120	1,125
Rocky River OH City School District GO	5.375%	12/1/17	1,930	2,147

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/35	9,300	9,520
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.500%	2/15/28	6,500	6,605
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.750%	2/15/38	1,800	1,828
Sugarcreek OH Local School District GO	5.250%	12/1/13 (Prere.)	1,215	1,331
Tallmadge OH City School District GO	5.000%	12/1/28 (4)	3,030	3,133
Teays Valley OH Local School District GO	5.000%	12/1/27 (14)	3,040	3,216
Tri Valley OH Local School District GO	5.500%	12/1/16 (14)	1,255	1,424
Tri Valley OH Local School District GO	5.500%	12/1/19 (14)	1,785	2,087
University of Akron Ohio General
Receipts Revenue	5.000%	1/1/26 (4)	6,980	7,468
University of Akron Ohio General
Receipts Revenue	5.000%	1/1/29 (4)	2,000	2,106
University of Akron Ohio General
Receipts Revenue	5.000%	1/1/33 (4)	2,000	2,072
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/20	1,000	1,168
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/21	1,000	1,158
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/25	500	547
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/26	500	543
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/28 (14)	5,000	5,237
University of Toledo Ohio General
Receipts Revenue	5.000%	6/1/19	2,805	3,215
University of Toledo Ohio General
Receipts Revenue	5.000%	6/1/29	1,000	1,037
Woodridge OH School District GO	6.800%	12/1/14 (2)	960	1,017
Wright State University Ohio General Revenue	5.000%	5/1/26	1,000	1,066
Wright State University Ohio General Revenue	5.000%	5/1/31	3,000	3,105
				867,317
Puerto Rico (2.0%)
Puerto Rico GO	5.500%	7/1/20 (14)	1,600	1,737
Puerto Rico GO	5.500%	7/1/29	1,500	1,589
Puerto Rico GO	5.000%	7/1/34	740	711
Puerto Rico Highway & Transportation
Authority Revenue	5.500%	7/1/14 (Prere.)	3,400	3,812
Puerto Rico Municipal Finance Agency GO	5.250%	8/1/20 (4)	2,500	2,536
Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	3,005	3,032
Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	995	1,004
Puerto Rico Public Finance Corp. Revenue	6.000%	8/1/26 (ETM)	305	406
Puerto Rico Sales Tax Financing Corp. Revenue	6.500%	8/1/44	2,500	2,824
				17,651
Virgin Islands (0.2%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/17	2,000	2,111
Total Tax-Exempt Municipal Bonds (Cost $856,486)				887,079

Ohio Long-Term Tax-Exempt Fund

Market
Value
($000)
Other Assets and Liabilities (-1.4%)
Other Assets	28,224
Liabilities	(40,713)
(12,489)
Net Assets (100%)
Applicable to 72,338,114 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	874,590
Net Asset Value Per Share	$12.09

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	846,652
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(2,655)
Unrealized Appreciation (Depreciation)	30,593
Net Assets	874,590

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $14,650,000, representing 1.7% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	36,254
Total Income	36,254
Expenses
The Vanguard Group—Note B
Investment Advisory Services	97
Management and Administrative	1,069
Marketing and Distribution	241
Custodian Fees	17
Auditing Fees	28
Shareholders’ Reports	6
Trustees’ Fees and Expenses	1
Total Expenses	1,459
Net Investment Income	34,795
Realized Net Gain (Loss)
Investment Securities Sold	165
Futures Contracts	(1,489)
Realized Net Gain (Loss)	(1,324)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	12,573
Futures Contracts	2
Change in Unrealized Appreciation (Depreciation)	12,575
Net Increase (Decrease) in Net Assets Resulting from Operations	46,046

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,795	39,798
Realized Net Gain (Loss)	(1,324)	4,422
Change in Unrealized Appreciation (Depreciation)	12,575	(4,686)
Net Increase (Decrease) in Net Assets Resulting from Operations	46,046	39,534
Distributions
Net Investment Income	(34,795)	(39,798)
Realized Capital Gain[1]	(1,625)	—
Total Distributions	(36,420)	(39,798)
Capital Share Transactions
Issued	138,752	185,866
Issued in Lieu of Cash Distributions	25,680	28,503
Redeemed	(243,134)	(201,908)
Net Increase (Decrease) from Capital Share Transactions	(78,702)	12,461
Total Increase (Decrease)	(69,076)	12,197
Net Assets
Beginning of Period	943,666	931,469
End of Period	874,590	943,666

1 Includes fiscal 2011 short-term gain distributions totaling $23,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.92	$11.93	$10.96	$11.88	$12.11
Investment Operations
Net Investment Income	.478	.491	.498	.506	.510
Net Realized and Unrealized Gain (Loss)
on Investments	.191	(.010)	.970	(.920)	(.194)
Total from Investment Operations	.669	.481	1.468	(.414)	.316
Distributions
Dividends from Net Investment Income	(.478)	(.491)	(.498)	(.506)	(.510)
Distributions from Realized Capital Gains	(.021)	—	—	—	(.036)
Total Distributions	(.499)	(.491)	(.498)	(.506)	(.546)
Net Asset Value, End of Period	$12.09	$11.92	$11.93	$10.96	$11.88

Total Return[1]	5.81%	4.06%	13.61%	-3.61%	2.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$875	$944	$931	$782	$721
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.06%	4.07%	4.29%	4.36%	4.30%
Portfolio Turnover Rate	20%	24%	16%	23%	16%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at November 30, 2011.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $141,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Ohio Long-Term Tax-Exempt Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2011, 100% of the market value of the fund’s investments were valued based on Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2011, the fund had available capital loss carryforwards totaling $616,000 to offset future net capital gains through November 30, 2019.

The fund had realized losses totaling $2,039,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2011, the cost of investment securities for tax purposes was $858,525,000. Net unrealized appreciation of investment securities for tax purposes was $28,554,000, consisting of unrealized gains of $30,079,000 on securities that had risen in value since their purchase and $1,525,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2011, the fund purchased $161,436,000 of investment securities and sold $257,341,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	11,841	15,412
Issued in Lieu of Cash Distributions	2,182	2,361
Redeemed	(20,882)	(16,680)
Net Increase (Decrease) in Shares Outstanding	(6,859)	1,093

G. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Ohio Tax-Free Funds and the Shareholders of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets, the statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting two separate portfolios of Vanguard Ohio Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2012

Special 2011 tax information (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The Ohio Long-Term Tax-Exempt Fund distributed $1,602,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2011	11/30/2011	Period
Based on Actual Fund Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,000.16	$0.85
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,043.95	$0.87
Based on Hypothetical 5% Yearly Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,024.22	$0.86
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,024.22	$0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Ohio Tax-Exempt Money Market Fund, 0.17%; and for the Ohio Long-Term Tax-Exempt Fund, 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2011: $51,000
Fiscal Year Ended November 30, 2010: $48,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2011: $3,978,540
Fiscal Year Ended November 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2011: $1,341,750
Fiscal Year Ended November 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2011: $373,830
Fiscal Year Ended November 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2011: $16,000
Fiscal Year Ended November 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2011: $389,830
Fiscal Year Ended November 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 20, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444, Incorporated by Reference.